Exhibit 99.1

GSV Capital Corp. Reports Fourth Quarter and Fiscal Year 2018 Financial Results

Net Asset Value of $9.89 per Share as of December 31, 2018

GSV Capital Transitions to an Internally Managed Fund Structure

WOODSIDE, Calif., March 14, 2019 (GLOBE NEWSWIRE) -- GSV Capital Corp. (“GSV Capital” or the “Company”) (Nasdaq:GSVC) today announced financial results for the quarter and fiscal year ended December 31, 2018. Net assets totaled approximately $195.4 million, or $9.89 per share, at December 31, 2018, as compared to $9.64 per share at December 31, 2017.

"The companies in our portfolio continue to demonstrate strong growth and are well positioned to capture the current market momentum,” said Mark Klein, President and Chief Executive Officer of GSV Capital. "We will continue to be opportunistic and disciplined with our current cash and liquid assets as we move into 2019."

GSV Capital also announced today that the Company’s Board of Directors has agreed with GSV Asset Management, LLC. to transition GSV Capital to an internally managed fund structure. This builds on recent operational initiatives to proactively enhance shareholder value, including lowering the Company’s fee structure, executing and extending a share repurchase program, and reducing operating expenses.

“The transition to internally manage GSV Capital is consistent with our commitment to increase shareholder value through shareholder initiatives,” Klein stated. “We believe this initiative will create tangible near-term and long-term value for shareholders.”

“On behalf of GSV Capital, I would like to thank Michael Moe, who has served as the Chairman for nearly eight years, for his vision and leadership since its founding,” Klein continued. “Michael and I launched GSV Capital as a unique fund designed to give public growth investors access to rapidly growing VC-backed private companies, including Facebook, Spotify, Twitter, Palantir, Dropbox, Lyft and others. The investment portfolio we have developed validates this vision and positions GSV Capital for long-term success.”

“It has been a privilege to serve as Chairman of GSV Capital for nearly eight years, and I am incredibly proud of what the team has accomplished,” said Michael Moe, CEO of GSV Asset Management, LLC. “GSV Capital is the first listed vehicle connecting public investors to the growth and value creation taking place in the private marketplace and I am confident that the Company’s opportunity set today is stronger than it ever has been.”

Investment Portfolio as of December 31, 2018

At December 31, 2018, GSV Capital held positions in 26 portfolio companies with an aggregate fair value of approximately $198.8 million. As a result of the Company’s continued strategy to increase the size of its investments in individual portfolio companies, GSV Capital’s investment portfolio has become more concentrated around its top positions. For example, the Company’s top five portfolio company investments accounted for 59.0% of the total portfolio at fair value as of December 31, 2018, compared to 52.4% as of December 31, 2017. GSV Capital’s portfolio investments do not include the Company’s investments in treasuries.

Top Five Investments at December 31, 2018

$ in millions	Fair Value	% of Total Portfolio Investments
Palantir Technologies, Inc.	$34.1	17.1%
Spotify Technology S. A.	26.7	13.4%
Coursera, Inc.	23.1	11.6%
Dropbox, Inc.	17.9	9.0%
Lyft, Inc.	15.6	7.9%
Total	$117.4	59.0%

Fourth Quarter 2018 Portfolio Investment Activity

During the three months ended December 31, 2018, GSV Capital made the following new investments:

Portfolio Company	Investment	Transaction Date	Gross Payments (in millions)
NestGSV, Inc.	Convertible Promissory Note	12/31/2018	$0.3
Nextdoor.com, Inc.	Common Stock	12/27/2018	$2.3
Nextdoor.com, Inc.	Common Stock	12/19/2018	$1.4

Subsequent Portfolio Investment Activity

Subsequent to year-end, GSV Capital made the following new investment:

Portfolio Company	Investment	Transaction Date	Gross Payments (in millions)
Neutron Holdings, Inc. (d/b/a Lime)	Preferred shares, Series D	1/25/2019	$10.0

Fourth Quarter 2018 Financial Results

	Quarter Ended December 31, 2018		Quarter Ended December 31, 2017

	$ in millions	per share	$ in millions	per share

Net investment income/(loss)	$1.7	$0.08	$(3.6)	$(0.17)

Net realized gain on investments	0.1	0.01	25.2	1.18

Net change in unrealized appreciation of investments, net of tax effect(1)	(17.0)	(0.86)	(24.2)	(1.13)

Net decrease in net assets resulting from operations - basic(3)	$(15.2)	$(0.77)	$(2.5)	$(0.12)

Repurchase of common stock(2)	(2.8)	0.08	(2.1)	0.07

Increase/(decrease) in net asset value(3)	$(18.0)	$(0.69)	$(4.6)	$(0.05)

__________________
(1)	Includes related net tax benefit of $5.5 million and $2.7 million for the quarters ended December 31, 2018 and 2017, respectively.
(2)	During the quarters ended December 31, 2018 and 2017, the Company repurchased 412,308 and 360,549 shares of GSV Capital common stock, respectively, for approximately $2.8 million and $2.1 million, respectively, in cash under its Share Repurchase Program. The use of cash in connection with the repurchases decreased net asset value as of period end; however, the reduction in shares outstanding as of period end resulted in an increase in the net asset value per share.
(3)	Total may not sum, due to rounding.

Weighted-average common basic shares outstanding were approximately 19.9 million and 21.3 million for the quarters ended December 31, 2018 and 2017, respectively.

Fiscal Year 2018 Financial Results

	Fiscal Year Ended December 31, 2018		Fiscal Year Ended December 31, 2017
	$ in millions	per share	$ in millions	per share

Net investment loss	$(7.6)	$(0.37)	$(20.9)	$(0.95)

Net realized gain/(loss)	(7.8)	(0.38)	0.9	0.04

Net change in unrealized appreciation of investments	9.6	0.47	34.8	1.59

Adjustment to provision for taxes on net unrealized appreciation/depreciation of investments	6.7	0.33	2.8	0.13

Net increase in net assets resulting from operations - basic	$0.9	$0.05	$17.6	$0.80

Repurchase of common stock(1)	(10.3)	0.20	(4.9)	0.18

Increase/(decrease) in net asset value(2)	$(9.4)	$0.25	$12.6	$0.98

__________________
(1)	During the year ended December 31, 2018, the Company repurchased 1,483,698 shares of GSV Capital common stock for approximately $10.3 million in cash. The use of cash in connection with the repurchases decreased net asset value as of period end; however, the reduction in shares outstanding as of period end resulted in a increase in the net asset value per share.
(2)	Total may not sum, due to rounding.

Weighted-average common basic shares outstanding were approximately 20.6 million and 21.9 million for the fiscal years ended December 31, 2018 and 2017, respectively.

GSV Capital’s liquid assets were $72.8 million as of December 31, 2018, consisting of $28.2 million of cash and $44.6 million of public securities not subject to lock-up agreements.

At year-end, GSV Capital did not have any borrowings outstanding and $12.0 million of borrowing capacity available under its $12.0 million credit facility. As of March 14, 2019, GSV Capital has no borrowings outstanding and $12.0 million of borrowing capacity available to it under its credit facility.

Share Repurchase Program

Under the publicly announced share repurchase program, as of December 31, 2018, the Company has repurchased 2,418,356 shares of its common stock for approximately $15.2 million since the share repurchase program was announced in August 2017. From January 1, 2019 through March 14, 2019, the Company did not repurchase any additional shares of its common stock.

As of March 14, 2019, the dollar value of shares that may yet be purchased by the Company under the share repurchase program is approximately $4.8 million.

Conference Call and Webcast

Management will hold a conference call and webcast for investors on the same day at 2:00 p.m. PT (5:00 p.m. ET).  The conference call access number for U.S. participants is 800-289-0438, and the conference call access number for participants outside the U.S. is +1 323-794-2423.  The conference ID number for both access numbers is 3593134.  Additionally, interested parties can listen to a live webcast of the call from the "Investor Relations" section of GSV Capital's website at http://investors.gsvcap.com/.  An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed until 5:00 p.m. PT (8:00 p.m. ET) on March 21, 2019 by dialing 888-203-1112 (U.S.) or +1 719-457-0820 and using conference ID number 3593134.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. The fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of our future performance, condition or results of operations and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.

Contact

GSV Capital Corp.

(650) 235-4769

IR@gsvam.com

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2018	December 31, 2017
ASSETS
Investments at fair value:
Non-controlled/non-affiliate investments (cost of $105,869,607 and $137,526,726, respectively)	$170,067,232	$179,908,234
Non-controlled/affiliate investments (cost of $42,333,854 and $41,886,312, respectively)	5,931,863	16,473,098
Controlled investments (cost of $22,960,942 and $23,161,314, respectively)	22,816,733	24,207,161
Total Portfolio Investments	198,815,829	220,588,493
Investments in U.S. Treasury bills (cost of $99,982,067 and $99,985,833, respectively)	99,994,000	99,994,000
Total Investments (cost of $271,146,470 and $302,560,185, respectively)	298,809,829	320,582,493
Cash	28,184,163	59,838,600
Due from controlled investments	—	840
Escrow proceeds receivable	2,494,582	603,456
Interest and dividends receivable	255,670	35,141
Prepaid expenses and other assets	207,769	208,983
Deferred financing costs	267,541	413,023
Total Assets	330,219,554	381,682,536
LIABILITIES
Due to GSV Asset Management(1)	—	231,697
Accounts payable and accrued expenses	490,686	458,203
Accrued incentive fees, net of waiver of incentive fees(1)	4,660,472	9,278,085
Accrued management fees, net of waiver of management fees(1)	415,056	424,447
Accrued interest payable	475,000	1,056,563
Payable for securities purchased	89,480,103	89,485,825
Deferred tax liability	885,566	7,602,301
5.25% Convertible Senior Notes due September 15, 2018(2)	—	68,382,549
4.75% Convertible Senior Notes due March 28, 2023(2)	38,434,511	—
Total Liabilities	134,841,395	176,919,670

Net Assets	$195,378,159	$204,762,866
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 19,762,647 and 21,246,345 issued and outstanding, respectively)	$197,626	$212,463
Paid-in capital in excess of par	192,322,399	202,584,012
Accumulated net investment loss	(16,228,294)	(8,593,717)
Accumulated net realized gains/(losses) on investments	(7,691,365)	140,100
Accumulated net unrealized appreciation of investments	26,777,793	10,420,008
Net Assets	$195,378,159	$204,762,866
Net Asset Value Per Share	$9.89	$9.64

__________________________________________________

(1)	This balance references a related-party transaction.
(2)	As of December 31, 2018 and December 31, 2017, the 5.25% Convertible Senior Notes due September 15, 2018 had a face value of $0 and $69,000,000, respectively. As of December 31, 2018 and December 31, 2017, the 4.75% Convertible Senior Notes due March 28, 2023 had a face value of $40,000,000 and $0, respectively.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
INVESTMENT INCOME
Non-controlled/non-affiliate investments:
Interest income	$351,188	$(4,627)	$262,473
Other income	—	73,096	212,795
Non-controlled/affiliate investments:
Interest income	581,813	59,460	159,016
Controlled investments:
Interest income	59,835	249,839	101,999
Dividend income	625,000	475,000	—
Total Investment Income	1,617,836	852,768	736,283
OPERATING EXPENSES
Management fees(1)	5,199,900	5,666,176	6,896,347
Incentive fees(1)	382,387	7,151,641	(15,188,121)
Costs incurred under Administration Agreement(1)	1,702,047	1,874,839	2,545,316
Directors’ fees	345,000	328,480	345,000
Professional fees	1,587,578	2,068,668	1,966,906
Interest expense	4,545,471	4,696,819	4,731,430
Income tax expense	482,994	52,901	—
Other expenses	899,457	600,331	702,768
Total Operating Expenses	15,144,834	22,439,855	1,999,646
Management fee waiver(1)	(892,421)	(708,272)	—
Incentive fee waiver(1)	(5,000,000)	—	—
Total operating expenses, net of waiver of management and incentive fees	9,252,413	21,731,583	1,999,646
Net Investment Loss	(7,634,577)	(20,878,815)	(1,263,363)
Realized Gains/(Losses) on Investments:
Non-controlled/non-affiliated investments	(7,432,939)	3,989,476	(2,634,471)
Controlled investments	(680)	(3,075,494)	—
Net Realized Gains/(Losses) on Investments	(7,433,619)	913,982	(2,634,471)
Realized loss on partial repurchase of 5.25% Convertible Senior Notes due 2018	(397,846)	—	—
Change in Unrealized Appreciation/(Depreciation) of Investments:
Non-controlled/non-affiliated investments	21,819,883	45,958,490	(54,745,095)
Non-controlled/affiliate investments	(10,988,777)	(16,084,516)	(13,571,477)
Controlled investments	(1,190,056)	4,901,722	(4,897,273)
Net Change in Unrealized Appreciation/(Depreciation) of Investments	9,641,050	34,775,696	(73,213,845)
Adjustment to provision for taxes on net unrealized change of investments	6,716,735	2,757,070	2,116,784
Net Increase/(Decrease) in Net Assets Resulting from Operations	$891,743	$17,567,933	$(74,994,895)
Net Change in Net Assets Resulting from Operations per Common Share:
Basic	$0.04	$0.80	$(3.38)
Diluted(2)	$0.04	$0.80	$(3.38)
Weighted-Average Common Shares Outstanding
Basic	20,617,890	21,924,490	22,181,003
Diluted(2)	20,617,890	21,924,490	22,181,003

(1)	This balance references a related-party transaction.
(2)	For the years ended December 31, 2018, 2017, and 2016, 6,079,068, 5,751,815, and 5,751,815 potentially dilutive common shares, respectively, were excluded from the weighted-average common shares outstanding for diluted net increase in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.

GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Per Basic Share Data	2018	2017	2016	2015	2014
Net asset value at beginning of the year	$9.64	$8.66	$12.08	$14.80	$14.91
Net investment loss(1)	(0.37)	(0.95)	(0.06)	(2.52)	(0.66)
Net realized gain/(loss) on investments(1)	(0.36)	0.04	(0.12)	2.80	1.24
Benefit from taxes on net realized gain/loss of investments(1)	—	—	—	0.02	(0.51)
Realized loss on partial repurchase of 5.25% Convertible Senior Notes due 2018(1)	(0.02)	—	—	—	—
Net change in unrealized appreciation of investments(1)	0.47	1.59	(3.30)	(0.69)	(0.30)
Adjustment to provision for taxes on net unrealized change of investments (1)	0.33	0.13	0.10	0.83	0.12
Dividends from realized gain	—	—	(0.04)	(2.76)	—
Repurchase of common stock(1)	0.20	0.18	—	—	—
Net asset value at end of period	$9.89	$9.64	$8.66	$12.08	$14.80
Per share market value at end of period	$5.22	$5.45	$5.03	$9.37	$8.63
Total return based on market value(2)	(4.22)%	8.35%	(23.29)%	8.57%	(28.62)%
Total return based on net asset value(2)	2.59%	11.32%	(27.74)%	(0.27)%	(0.74)%
Shares outstanding at end of period	19,762,647	21,246,345	22,181,003	22,181,003	19,320,100
Ratios/Supplemental Data:
Net assets at end of period	$195,378,159	$204,762,866	$192,128,810	$268,010,945	$285,903,673
Average net assets	$208,678,731	$199,457,678	$243,577,514	$296,560,393	$284,953,811
Ratio of gross operating expenses to average net assets(3)	7.09%	11.25%	0.82%	9.10%	7.64%
Ratio of incentive fee waiver to average net assets(3)	(2.40)%	—%	—%	—%	—%
Ratio of management fee waiver to average net assets(3)	(0.43)%	(0.36)%	—%	—%	—%
Ratio of income tax provisions to average net assets(3)	(3.22)%	(1.38)%	(0.87)%	(1.88)%	(0.50)%
Ratio of net operating expenses to average net assets(3)	1.04%	9.51%	(0.05)%	7.22%	7.14%
Ratio of net investment loss to average net assets(3)	(3.66)%	(10.47)%	(0.52)%	(16.41)%	(4.48)%
Portfolio Turnover Ratio	5.01%	0.07%	4.46%	8.30%	19.45%

(1)	Based on weighted-average number of shares outstanding for the relevant period.
(2)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the year. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.
(3)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses, including the $5.0 million accrued incentive fee forfeiture pursuant to the Waiver Agreement, are not annualized. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.